                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.___)

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:

   [ ]  Preliminary Proxy Statement
   [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to Section 240.14a-12

                         A.C. MOORE ARTS & CRAFTS, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials:

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   [ ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount previously paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

                         A.C. MOORE ARTS & CRAFTS, INC.
                              130 A.C. MOORE DRIVE
                            BERLIN, NEW JERSEY 08009

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 2, 2005

To the Shareholders of A.C. Moore Arts & Crafts, Inc.:

        The 2005 Annual Meeting of Shareholders (the "Meeting") of
A.C. Moore Arts & Crafts, Inc. (the "Company" or "A.C. Moore") will be held on Thursday, June 2, 2005 at 11:00 a.m., prevailing time, at the Company's headquarters, located at 130 A.C. Moore Drive, Berlin, New Jersey, 08009 for the purpose of considering and acting upon the following:

        1. To elect three Class C directors to hold office for a term of three years and until each of their respective successors is duly elected and qualified, as described in the accompanying proxy statement;

        2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2005; and

        3. To transact such other business as may properly come before the Meeting.

        Only shareholders of record at the close of business on April 19, 2005, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

        If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Meeting.

        If you are a registered shareholder (that is, if your stock is registered in your name), you may vote by telephone or electronically through the Internet, by following the instructions included with your proxy card. The deadline for voting by telephone or electronically through the Internet is 11:59 p.m., prevailing time, on June 1, 2005. If you vote by telephone or electronically through the Internet, you do not need to return your proxy card. If your shares are held in "street name" (that is, if your stock is registered in the name of your broker, bank or other nominee), please check your proxy card or contact your broker, bank or nominee to determine whether you will be able to vote by telephone or electronically through the Internet.

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO VOTE YOUR SHARES PROMPTLY TO ENSURE THEY ARE REPRESENTED AT THE MEETING. YOU MAY SUBMIT YOUR PROXY VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET AS DESCRIBED IN THE FOLLOWING MATERIALS OR BY COMPLETING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE SELF-ADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors


                                          Janet Parker
                                          Secretary
Berlin, New Jersey
April 26, 2005

                         A.C. MOORE ARTS & CRAFTS, INC.
                              130 A.C. MOORE DRIVE
                            BERLIN, NEW JERSEY 08009
                                 (856) 768-4930

                                   ----------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                   ----------

        The Board of Directors of A.C. Moore Arts & Crafts, Inc. (the "Company" or "A.C. Moore") is soliciting proxies for use at the 2005 Annual Meeting of Shareholders (the "Meeting") and any adjournments or postponements thereof. This proxy statement and accompanying proxy card are first being mailed or given to shareholders on or about April 26, 2005.

            QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

WHEN IS THE MEETING AND WHERE WILL IT BE HELD?

        The Meeting will be held on Thursday, June 2, 2005 at 11:00 a.m., prevailing time, at the Company's headquarters, located at 130 A.C. Moore Drive, Berlin, New Jersey 08009.

WHAT IS THE PURPOSE OF THE MEETING?

        At the Meeting, shareholders will consider and act upon the matters outlined in the Notice of Annual Meeting of Shareholders, including:

        o       the election of three Class C directors;

        o ratification of the appointment of the Company's independent registered public accountants; and

        o       such other business as may properly come before the Meeting.

        The nominees for director are Lawrence H. Fine, Richard Lesser and
Eli J. Segal. Messrs. Fine, Lesser and Segal are currently Class C directors of the Company.

        The Company is not currently aware of any additional matters that will be brought before the Meeting.

WHO IS ENTITLED TO VOTE AT THE MEETING?

        The Board has set April 19, 2005 as the record date for the Meeting (the "Record Date"). If you were a shareholder of record, as shown on the stock transfer books of the Company, at the close of business on the Record Date, you are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Each share of A.C. Moore common stock, no par value per share (the "Common Stock") is entitled to one vote on each matter which may be brought before the Meeting.

        On the Record Date, there were 19,689,082 shares of Common Stock issued and outstanding and, therefore, eligible to vote at the Meeting.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

        The holders of a majority of the outstanding shares of Common Stock as of the Record Date must be present, in person or represented by proxy, at the Meeting in order to hold the Meeting and conduct business. This is called a quorum. If you submit a properly executed proxy card, vote by telephone or electronically through the Internet, then your shares will be counted as part of the quorum. All shares of the Company's Common Stock present in person or represented by proxy (including broker non-votes) and entitled to vote at the Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

        If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

WHAT VOTE IS REQUIRED FOR THE ELECTION OF DIRECTORS OR FOR A PROPOSAL TO BE APPROVED?

        The election of directors will be determined by a plurality vote and the two nominees receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the votes cast on the proposal.

HOW DO I VOTE MY SHARES?

        In order to vote your shares, you may attend the Meeting and vote in person, or vote by proxy. If your shares are held in "street name" (that is, if your stock is registered in the name of your broker, bank or other nominee) and you wish to vote at the Meeting, you will need to contact your broker, bank or other nominee regarding how to vote at the Meeting.

        If you are a registered shareholder (that is, if your stock is registered in your name) you may vote by proxy by telephone, electronically through the Internet, or by mail by following the instructions included with your proxy card. The deadline for registered shareholders to vote telephonically or electronically through the Internet is 11:59 p.m., prevailing time, on June 1, 2005.

        The Company encourages you to take advantage of these ways to vote your shares for matters to be covered at the Meeting. Set forth below is a summary of the three voting methods which registered shareholders may utilize to submit their votes by proxy.

        Vote by Telephone - 1-866-626-4508. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your Control Number(s) which are located on your proxy Card and then follow the directions given.

        Vote Electronically through the Internet - http://www.votestock.com. Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your Control Number(s) which are located on your proxy card to create and submit an electronic ballot.

        Vote by Mail. Mark, sign and date your proxy card and return such card in the postage-paid envelope we have provided you.

        IF YOU VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD. Please note that although there is no charge to you for voting by telephone or electronically through the Internet, there may be costs associated with electronic access such as usage charges for Internet service providers and telephone companies. The Company does not cover these costs; they are solely your responsibility. The telephone and Internet voting procedures being made available to you are valid forms of granting proxies under the Pennsylvania Business Corporation Law.

        If you hold your shares through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares.

WHAT IF I DO NOT SPECIFY HOW I WANT MY SHARES VOTED?

        If you submit a signed proxy card or submit your proxy by telephone or electronically through the Internet but do not indicate how you want your shares voted, the persons named in the enclosed proxy will vote your shares of Common
Stock:

        o "for" the election of each of the persons identified below in "Proposal 1: Election of Directors" as nominees for election as directors;

        o "for" ratification of the appointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the independent registered public accountants of the Company for the year ending
                December 31, 2005; and

        o with respect to any other matter that properly comes before the Meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of A.C. Moore.

IF I ABSTAIN FROM VOTING OR WITHHOLD AUTHORITY TO VOTE FOR ANY PROPOSAL, WILL MY SHARES BE COUNTED IN THE VOTE?

        Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will have no effect on the vote and will not be counted in determining whether any proposal has received the required shareholder vote.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

        Yes. You can change your vote at any time before your proxy is voted at the Meeting. If you are a shareholder of record, you may revoke your proxy by:

        o       submitting a later-dated proxy by telephone, Internet or mail.

        o attending the Meeting and voting in person. Your attendance alone will not revoke your proxy. You must also vote in person at the Meeting.

The last vote received chronologically will supercede any prior vote. The deadline for changing your vote telephonically or electronically through the Internet is 11:59 p.m., prevailing time, on June 1, 2005.

        If you hold your shares in street name, you must contact your broker, bank or other nominee regarding how to change your vote.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

        If you receive more than one proxy card, it means that you hold shares that are registered in more than one account. To ensure that all of your shares are voted, you will need to sign and return each proxy card you receive.

WHO PAYS FOR THE COST OF THE SOLICITATION OF PROXIES?

        The Company will bear the cost of this solicitation. In addition to solicitation by mail, officers, directors or employees of the Company may also solicit proxies in person or by telephone or facsimile without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Company's Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to the beneficial owners of the shares they hold of record.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        The Company's Articles of Incorporation provide that the Board of Directors shall consist of not fewer than one nor more than 15 directors, with the exact number to be fixed by the Board of Directors. The Board of Directors has fixed the number of directors at eight. Pursuant to the Articles of Incorporation of the Company, the directors are divided into three classes, which are required to be as nearly equal in number as possible. One class of directors is to be elected annually for a term of three years. The Board of Directors is currently comprised of one class of two directors and two classes of three directors each.

        At the Meeting shareholders will elect three Class C directors, each to serve for a term of three years and until his respective successor is elected and qualified. Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy "for" the election of the listed nominees or, in the event of inability of a nominee to serve for any reason, for the election of such other person as the Board of Directors may designate to fill the vacancy. The Board of Directors has no reason to believe that any nominee will not be a candidate or will be unable to serve.

        The Board of Directors has nominated Lawrence H. Fine, Richard Lesser and Eli J. Segal to serve as the Class C directors based upon the recommendation of the Nominating and Corporate Governance Committee. Messrs. Fine, Lesser and Segal currently serve as directors. The nominees have consented to being named in the Proxy Statement and to serve if elected.

        The following table sets forth information, as of the Record Date, concerning A.C. Moore's directors and nominees for election to the Board of
Directors:

                                                                                         DIRECTOR      TERM
              NAME                 AGE                      POSITION                     SINCE (1)    EXPIRES
---------------------------------  ---  -----------------------------------------------  --------     -------
William Kaplan...................  77   Chairman of the Board                               1984       2006
John E. ("Jack") Parker..........  63   Chief Executive Officer and Director                1984       2006
Richard J. Bauer.................  79   Director                                            1990       2007
Richard J. Drake.................  71   Director                                            1984       2007
Lawrence H. Fine (2).............  51   President, Chief Operating Officer and Director     2002       2005
Michael J. Joyce.................  63   Director                                            2004 (3)   2007
Richard Lesser (2)...............  70   Director                                            1993       2005
Eli J. Segal (2).................  62   Lead Director                                       2002       2005

----------
(1) Includes service as a director of A.C. Moore Incorporated, a wholly-owned operating subsidiary of the Company.
(2)  Nominee for director.
(3) On June 23, 2004, A.C. Moore's Board of Directors, by resolution, increased the number of persons to comprise A.C. Moore's Board of Directors from seven to eight and appointed Michael J. Joyce as a director of the Company.

        The following information about A.C. Moore's directors and nominees for director is based, in part, upon information supplied by such persons. Unless otherwise indicated, each individual has had the same principal occupation for more than five years.

        Mr. Kaplan, the Company's co-founder, has been the Chairman of the Company's Board of Directors since inception. Mr. Kaplan also serves as the Chairman of the Board of Directors and an executive officer of L'egent International, Ltd., an importer and distributor of women's handbags and leather accessories, which he co-founded in 1992.

        Mr. Parker, the Company's co-founder, has been Chief Executive Officer and a director of the Company since inception and was the Company's President from inception until June 2001. From 1959 to 1984, Mr. Parker worked for the F.W. Woolworth Company, a general merchandise retailer, in various management positions, most recently as President and Chief Executive Officer of the United States General Merchandise Group where he was responsible for more than 1,000 stores, including the entire domestic chain of Woolworth retail stores. Mr. Parker is the husband of Patricia A. Parker, the Company's Executive Vice President, Merchandising, and the father of Janet Parker, the Company's Executive Vice President, Merchandising and Marketing.

        Mr. Bauer has been a director of the Company since September 1990.
Mr. Bauer is the Chairman and Chief Executive Officer of Eastern Alloys, Inc. an independent zinc alloyer, which he founded in 1965. Mr. Bauer is the co-founder and current Chairman of the Board of Service Aluminum Corporation, an aluminum trading company.

        Mr. Drake has been a director of the Company since its founding. He is Chairman of Drake, Sommers, Loeb, Tarshis, Catania & Liberth P.L.L.C., a professional limited liability company which renders legal services.

        Mr. Fine has been a director of the Company since August 2002. Mr. Fine has served as the Company's President since June 2001 and the Company's Chief Operating Officer since February 2003. Previously Mr. Fine was Executive Vice President - General Merchandise Manager for arts and crafts retailer Michaels Stores, Inc., a position he held since November 1996. From 1995 until joining Michaels in November 1996, he was Senior Vice President of Merchandising for Party City Corp, a specialty retailer of party merchandise. Prior to joining Party City, Mr. Fine held a variety of merchandising positions with the Jamesway Corporation, a retail mass-merchandiser, for nearly 16 years.

        Mr. Joyce has been a director of the Company since June 2004. From 1975 through May 2004, Mr. Joyce was a partner in the public accounting firm of Deloitte & Touche, LLP and served as the New England Managing Partner from May 1995 until his retirement in May 2004. Mr. Joyce is a director of each of Brandywine Realty Trust, a New York Stock Exchange traded real estate investment trust, Heritage Property Investment Trust, Inc., a New York Stock Exchange traded real estate investment trust, and Allegheny Technologies Incorporated, a New York Stock Exchange traded specialty materials producer.

        Mr. Lesser has been a director of the Company since March 1993. He was a Senior Corporate Adviser to The TJX Companies, Inc., a New York Stock Exchange traded retail company, from December 2001 until his retirement in February 2005. He served as The TJX Companies' Executive Vice President from 1991 until December 2001 and Chief Operating Officer from 1994 to 1999. Mr. Lesser also served as the Chairman of The Marmaxx Group, a division of The TJX Companies that operates TJ Maxx and Marshalls, from February 2001 to December 2001 and was President of The Marmaxx Group from 1995 through 2001. Mr. Lesser held various other executive and merchandising positions with The TJX Companies from 1981 to 1993. Mr. Lesser is a director of The TJX Companies, Reebok International, a New York Stock Exchange traded shoe and apparel manufacturer, and Dollar Tree Stores, Inc., a Nasdaq traded retail company.

        Mr. Segal has been a director of the Company since August 2002 and was appointed the Lead Director of the Company's Board of Directors in February 2004. Mr. Segal has served as the Chairman of the Board of SchoolSports, Inc., a magazine and internet content provider, since 2000 and, since February 2004, has been the principal of Segal Associates, a consulting firm specializing in corporate governance. From September 2003 through February 2004, Mr. Segal was the Chairman of the Wes Clark for President Campaign. From 1997 to 2000, Mr. Segal served as the President and Chief Executive Officer of the Welfare to Work Partnership, a nonpartisan business organization. From 1993 to 1996, Mr. Segal served as an Assistant to the President of the United States and as Chief Executive Officer of The Corporation For National Service, the federal government office overseeing AmeriCorps. Mr. Segal is a director of Hasbro, Inc., a New York Stock Exchange traded manufacturer of toys and games, and Citizens Financial Group.

INDEPENDENCE

        The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the applicable listing standards of the Nasdaq Stock Market: William Kaplan, Richard J. Bauer, Richard J. Drake, Michael J. Joyce, Richard Lesser and Eli J. Segal.

COMMUNICATION WITH THE BOARD

        Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to an individual director or to the Company's Board of Directors, c/o Leslie H. Gordon, A.C. Moore Arts & Crafts, Inc., 130 A.C. Moore Drive, Berlin, New Jersey 08009. All shareholder communications received by Mr. Gordon will be delivered to the Company's Lead Director or to the director to which such correspondence is addressed.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors of A.C. Moore held five meetings during 2004. The Audit Committee held seven meetings, the Compensation Committee held three meetings and the Nominating and Corporate Governance Committee held two meetings during 2004. During 2004, each of the directors attended at least 75% of all of the meetings of the Board of Directors (held during the period for which he was a director) and all of the meetings of all committees of the Board of Directors on which such director served (during the period that he served).

ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

        The Board of Directors has adopted a policy that all of the directors should attend the annual meeting of shareholders, absent exceptional cause. All directors, except for Mr. Joyce who was not then a director of the Company, attended the 2004 annual meeting of shareholders.

COMMITTEES OF THE BOARD

        The Board of Directors has three standing committees.

        o Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the salaries, bonuses, and other forms of compensation for executive officers of A.C. Moore and administers various compensation and benefit plans. The responsibilities of the Compensation Committee are further described in the Compensation Committee Charter adopted by the Board of Directors, a copy of which can be found on the Company's website at www.acmoore.com/corporate.asp.

                The current members of the Compensation Committee are Messrs. Joyce, Lesser (Chairman) and Segal. Mr. Joyce was appointed to the Compensation Committee in June 2004. Mr. Bauer served as a member of the Compensation Committee during 2004 and resigned from his position as a member of the Compensation Committee in January 2005. The Board of Directors has determined that each member of the Compensation Committee is independent as defined in the applicable listing standards of the Nasdaq Stock Market. The report of the Compensation Committee begins on page 14 of this Proxy Statement.

        o Audit Committee. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent registered public accountants; reviews the independence of the Company's independent registered public accountants; discusses with management and the Company's independent registered public accountants the quality and adequacy of the Company's internal financial controls; discusses the Company's annual audited financial statements and quarterly financial statements with management and the Company's independent registered public accountants; and establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Audit Committee also pre-approves the professional services provided by the Company's independent registered public accountants. The responsibilities of the Audit Committee are further described in the Audit Committee Charter adopted by the Audit Committee and the Board of Directors. A copy of the Audit Committee Charter can be found on the Company's website at www.acmoore.com/corporate.asp.

                The current members of the Audit Committee are Messrs. Bauer, Joyce (Chairman) and Lesser. Mr. Joyce was appointed to the Audit Committee in June 2004. Mr. Segal served as a member of the Audit Committee during 2004 and resigned from his position as a member of the Audit Committee in January 2005. The Board of Directors has determined that each member of the Audit Committee is independent as defined in applicable listing standards of the Nasdaq Stock Market and Securities and Exchange Commission ("SEC") regulations. The Board of Directors of the Company has determined that Mr. Joyce qualifies as an "audit committee financial expert" as that term is defined in SEC regulations. The report of the Audit Committee is set forth on page 10 of this Proxy Statement.

        o Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee makes recommendations to the Board of Directors regarding the size of the Board of Directors and each committee of the Board of Directors; identifies individuals qualified to become members of the Board of Directors consistent with the criteria approved by the Nominating and Corporate Governance Committee; establishes policies regarding the consideration of director candidates recommended by shareholders; establishes procedures to be followed by shareholders in submitting recommendations for director candidates; considers nominees made by shareholders in accordance with the Company's bylaws; recommends to the Board of Directors the director nominees for each annual meeting of shareholders; assists the Board of Directors in the event of a vacancy by identifying individuals to fill such vacancy; makes recommendations to the Board of Directors regarding determinations of independence of the members of the Board of Directors; makes annual recommendations to the Board of Directors regarding director nominees for each board committee; develops and recommends to the Board of Directors corporate governance guidelines; monitors and updates the Company's corporate governance principles and policies; reviews and makes recommendations to the Board of Directors with respect to the Company's code of ethics; oversees new director orientation to the Company and leads the Board of Directors annual review of the Board of Directors' performance. The responsibilities of the Nominating and Corporate Governance Committee are further described in the Nominating and Corporate Governance Committee Charter adopted by the Board of Directors, a copy of which can be found on the Company's website at www.acmoore.com/corporate.asp.

                The current members of the Nominating and Corporate Governance Committee are Messrs. Bauer (Chairman), Drake and Segal. Mr. Lesser served as a member of the Nominating and Corporate Governance Committee during 2004 and resigned from his position as a member of the Nominating and Corporate Governance Committee in January 2005. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent as defined in the applicable listing standards of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee recommended the nomination of the directors listed on page 4 who are standing for election at the Meeting.

DIRECTOR NOMINATION PROCESS

        Director Qualifications. Nominees for director will be selected on the basis of outstanding achievement in their careers; broad experience; education; independence under applicable Nasdaq and SEC rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board of Directors and committee duties. Nominees should also have experience in the retail industry and knowledge about the issues affecting the retail industry. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders. Additional special criteria apply to directors being considered to serve on a particular committee of the Board of Directors. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand the Company's financial statements.

        Director Nominee Selection Process. In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee reviews such director's service to the Company during the past term, including, but not limited to, the number of board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications required for membership on any committees on which such director serves.

        In the case of a new director candidate, the selection process for director candidates includes the following steps:

        o identification of director candidates by the Nominating and Corporate Governance Committee based upon suggestions from current directors and executives and recommendations received from shareholders;

        o       possible engagement of a director search firm;

        o interviews of candidates by the Nominating and Corporate Governance Committee;

        o reports to the Board of Directors by the Nominating and Corporate Governance Committee on the selection process;

        o recommendations by the Nominating and Corporate Governance Committee; and

        o formal nominations by the Board of Directors for inclusion in the slate of directors at the annual meeting.

        The Nominating and Corporate Governance Committee will consider recommending properly submitted shareholder nominations for director candidates. Director candidates recommended by shareholders are given the same consideration by the Nominating and Corporate Governance Committee as candidates suggested by directors and executive officers. Under the Company's bylaws, a shareholder who desires to nominate directors for election at the Company's shareholders meeting must comply with the procedures summarized below under "Shareholder Nominations."

        Shareholder Nominations. According to the Company's bylaws, nominations by shareholders for directors to be elected at a meeting of shareholders which have not previously been approved by the Board of Directors must be submitted to the Secretary of the Corporation in writing, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, not later than (i) the latest date upon which shareholder proposals must be submitted to the Company for inclusion in the Company's proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding annual meeting of shareholders, and (ii) with respect to an election to be held at a special meeting of shareholders, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each nomination is required to set forth:

        o the name and address of the shareholder making the nomination and the person or persons nominated;

        o a representation that the shareholder is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated;

        o a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the shareholder;

        o such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and

        o the consent of each nominee to serve as a director of the Company if so elected.

All nominations which are late will be rejected by the Company. The deadline for submitting a letter recommending a prospective director nominee for the 2006 annual meeting of shareholders is December 28, 2005.

AUDIT COMMITTEE REPORT

        On March 14, 2005, the Audit Committee met with management to review and discuss the audited financial statements. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also conducted discussions with the Company's independent registered public accountants, PricewaterhouseCoopers, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from PricewaterhouseCoopers regarding its independence and has discussed with PricewaterhouseCoopers its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

        This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this Proxy Statement, except to the extent that the Company specifically requests that the Report be specifically incorporated by reference.

                               THE AUDIT COMMITTEE

                           Michael J. Joyce (Chairman)
                                Richard J. Bauer
                                 Richard Lesser

DIRECTOR COMPENSATION

        Directors' Fees. In 2004, Mr. Kaplan received annual directors' compensation of $100,000 for his services as Chairman of the Board and Mr. Segal received $50,000 for his services as Lead Director. All other directors, who were not officers, employees or consultants of the Company, received the following in 2004: an annual directors' fee of $15,000, $1,000 for service as a committee chair, $1,000 for each Board of Directors meeting they attended and $500 for each committee meeting they attended.

        Effective January 1, 2005, the compensation payable to all of the Company's non-employee directors, other than William Kaplan, is as follows:

        o       An annual cash retainer of $30,000;

        o An additional annual cash retainer of $12,500 for the chair of the Audit Committee and $5,000 for each other member of the Audit Committee;

        o An additional annual cash retainer of $5,000 for the chair of the Compensation Committee and $2,500 for each other member of the Compensation Committee;

        o An additional annual cash retainer of $3,500 for the chair of the Nominating and Corporate Governance Committee and $2,500 for each other member of the Nominating and Corporate Governance Committee; and

        o An additional annual cash retainer of $100,000 for the Company's Lead Director, Eli J. Segal.

Mr. Kaplan will not receive any compensation in 2005 for serving as a director of the Company.

        Stock Options. Messrs. Bauer, Drake, Joyce, Lesser and Segal, each a non-employee director of the Company, were each granted an option to acquire 10,000 shares of Common Stock in 2004 under the Company's 2002 Stock Option Plan. In addition, other than Mr. Kaplan, in fiscal 2005 non-employee directors will each receive an annual stock option grant pursuant to the Company's 2002 Stock Option Plan. The amount of shares subject to the option grant and the exercise price are expected to be determined by the Compensation Committee of the Board of Directors in August 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of the Common Stock (i) by each person who is known by A.C. Moore to be the beneficial owner of more than 5% of the Common Stock, (ii) by each director and nominee for director of A.C. Moore, (iii) by each executive officer of A.C. Moore named in the Summary Compensation Table and (iv) by all directors and executive officers of A.C. Moore as a group. Except as otherwise indicated, to the knowledge of the Company, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.

                                                   SHARES BENEFICIALLY OWNED(1)
                                                   ----------------------------
              NAME OF BENEFICIAL OWNER               NUMBER             PERCENT
   ---------------------------------------------   ---------            -------
   William Kaplan (2)............................  2,000,000(3)            10.2%
   Jack Parker (2)...............................  2,684,232(4)            13.6
   Patricia A. Parker............................     45,000(5)             *
   Lawrence H. Fine..............................    144,772(6)             *
   Leslie H. Gordon..............................    107,000(7)             *
   Janet Parker..................................    101,199(8)             *
   Jack Robinson.................................          0(9)             *
   Richard J. Bauer..............................     77,000(10)            *
   Richard J. Drake..............................    106,000(11)            *
   Michael J. Joyce..............................          0                *
   Richard Lesser................................     84,000(12)            *
   Eli J. Segal..................................     20,000(13)            *
   T. Rowe Price Associates, Inc.................  1,971,700(14)           10.0
   Wellington Management Company, LLP............  2,620,383(15)           13.3
   The 2004 William Kaplan GRAT..................  1,103,417(16)            5.6
   All executive officers and
     directors as a group (12 persons)...........  5,369,203(17)           26.5%

----------
* Denotes less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the Common Stock. Shares of Common Stock issuable upon the exercise of securities currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person.

(2) The address of each of Messrs. Kaplan and Parker is 130 A.C. Moore Drive, Berlin, New Jersey 08009.

(3) Includes: (i) 1,103,417 shares held of record by The 2004 William Kaplan GRAT and (ii) 896,583 held by the William Kaplan 2005 GRAT (together with The 2004 William Kaplan GRAT, the "GRATs"). Mr. Kaplan is the Investment Trustee of the GRATs. Accordingly, Mr. Kaplan has the sole power to vote and dispose of the shares owned of record by the GRATs.

(4) Does not include 45,000 shares subject to presently exercisable options owned by Patricia A. Parker, Mr. Parker's spouse, as to which Mr. Parker disclaims beneficial ownership.

(5) Ms. Parker's total includes 45,000 shares subject to presently exercisable options. Does not include 2,684,232 shares owned of record by Jack Parker, Ms. Parker's spouse, as to which Ms. Parker disclaims beneficial ownership.

(6)  Includes: (i) 110,833 shares subject to presently exercisable options,
     (ii) 6 shares of Common Stock allocated to Mr. Fine's account under A.C. Moore's 401(k) Plan and (iii) 600 shares held in custody for the benefit of Mr. Fine's child for which Mr. Fine is custodian. This information related to the 401(k) Plan is based on a plan statement dated as of December 31, 2004.

(7)  Includes 72,000 shares subject to presently exercisable options.

(8)  Includes: (i) 92,500 shares subject to presently exercisable options and
     (ii) 6,699 shares of Common Stock allocated to Ms. Parker's account under A.C. Moore's 401(k) Plan. This information related to the 401(k) Plan is based on a plan statement dated as of December 31, 2004.

(9) The information related to Mr. Robinson's beneficial ownership of the Company's Common Stock is as of December 19, 2004, the date on which Mr. Robinson resigned from the Company. Excludes 2,500 shares which were exercisable as of December 19, 2004 but subsequently expired in March 2005 in connection with Mr. Robinson's resignation.

(10) Includes 74,000 shares subject to presently exercisable options. Does not include 9,800 shares owned of record by Mr. Bauer's spouse, as to which Mr. Bauer disclaims beneficial ownership.

(11) Includes 102,000 shares subject to presently exercisable options.

(12) Includes 84,000 shares subject to presently exercisable options.

(13) Includes 20,000 shares subject to presently exercisable options.

(14) Information with respect to T. Rowe Price Associates, Inc. ("Price Associates") is derived from Price Associates' Schedule 13G/A relating to A.C. Moore filed with the SEC. The address of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202. These securities are owned by various individual and institutional investors including T. Rowe Price New Horizons Fund, Inc. (which owns 1,000,000 shares representing 5.0% of the shares outstanding), which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(15) Information with respect to Wellington Management Company, LLP ("WMC") is derived from WMC's Schedule 13G/A relating to A.C. Moore filed with the SEC. The address of WMC is 75 State Street, Boston, Massachusetts 02109.

(16) The address of The 2004 William Kaplan GRAT is c/o Jane T. Monahan, V.P., J.P. Morgan Trust Company of Delaware, 500 Stanton Christiana Road, Newark, Delaware 19713. William Kaplan is the Investment Trustee of The 2004 William Kaplan GRAT. Accordingly, Mr. Kaplan has the sole power to vote and dispose of the shares owned of record by The 2004 William Kaplan GRAT.

(17) Includes 600,333 shares subject to presently exercisable options and 6,705 shares of Common Stock allocated to the accounts of executive officers of the Company under the Company's 401(k) Plan. Excludes shares beneficially owned by Jack Robinson, who resigned from the Company on December 19, 2004 and therefore was not an executive officer on the Record Date.

EXECUTIVE COMPENSATION

        COMPENSATION COMMITTEE REPORT

        The Compensation Committee of A.C. Moore's Board of Directors administers A.C. Moore's executive compensation program. In this regard, the role of the Compensation Committee is to oversee A.C. Moore's compensation plans and policies, annually review and recommend to the Board of Director's all executive officers' compensation, and administer A.C. Moore's stock option plans (including reviewing and approving stock option grants to executive officers). The Compensation Committee's charter reflects these various responsibilities. The Compensation Committee's membership is determined by the Board of Directors upon the recommendation of the Nominating and Corporate Governance Committee and is composed entirely of independent directors.

        Executive Compensation Policies

        The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation, integrate pay with A.C. Moore's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist A.C. Moore in attracting and retaining qualified executives.

        Compensation Committee Meetings

        The Compensation Committee typically meets twice during the year. At the first committee meeting at the beginning of the year, the Compensation Committee reviews the compensation of each executive officer and management's proposed changes to each executive officer's compensation. In connection with such review, Compensation Committee members are able to request additional information from management and discuss further questions regarding the proposed executive officer compensation. After receipt and review of all requested information, the Compensation Committee votes on the compensation of each executive officer. The Compensation Committee then recommends executive officers' compensation packages to the Board of Directors, which votes on such packages. The Compensation Committee, at the first committee meeting at the beginning of the year, also reviews the compensation of Jack Parker, the Company's Chief Executive Officer. Mr. Parker's compensation is reviewed and analyzed in the context of the executive compensation components described below. In addition, at this first meeting, the Compensation Committee usually approves the financial goals that must be achieved by the Company during the year in order for the executive officers to receive bonus compensation. At this meeting, the Compensation Committee also approves discretionary bonuses to be paid to any executive officers for services provided in the recently completed year.

        At the second committee meeting, which generally takes place in August of each year, the Compensation Committee approves the amount, if any, of stock option grants to be made to each executive officer pursuant to the Company's 2002 Stock Option Plan and its 1997 Employee, Director and Consultant Stock Option Plan, each of which are described below.

        Components of Executive Compensation

        A.C. Moore's executive officer compensation program is comprised of base salary, annual cash bonus compensation and long-term incentive compensation in the form of stock options. In addition, certain of our executive officers receive automobile allowances and other personal benefits. The aggregate amount of such personal benefits received by each executive officer is less than $25,000 or 10% of the total annual salary and bonus compensation received by each respective executive officer.

The Company seeks to be competitive with compensation programs offered by companies of a similar size within the retail industry. All executive officers, except Mr. Parker who has excluded himself, are eligible to participate in the Company's bonus and long-term incentive components of the compensation program. A.C. Moore's executive officers are employed at will and, except Mr. Gordon who has a severance agreement, do not have employment agreements, severance payment arrangements or payment arrangements that would be triggered by a "change of control" of A.C. Moore.

        Base Salary and Bonus Compensation. Base salaries are based on the results of individual performance, as well as other considerations such as the executive officer's level of responsibility, years of service with A.C. Moore, professional background and surveys of compensation levels of comparable retail companies. In determining the base salary for an executive officer who is new to A.C. Moore, the Compensation Committee reviews compensation levels for comparable positions at comparable retail companies and the new executive officer's skills, experience and background.

        Bonus compensation is paid annually to executive officers and is dependent upon A.C. Moore achieving certain financial goals as approved by the Compensation Committee at the beginning of the year. In 2004, the Compensation Committee approved certain pre-tax profit targets which needed to be achieved in order for the executive officers to be paid bonus compensation. On April 19, 2005, the Compensation Committee approved the 2005 Bonus Plan. See "2005 Bonus Plan" on page 19 for a description of this plan. In addition, the Compensation Committee may also approve discretionary bonuses to executive officers based upon his or her level of responsibility, contribution to A.C. Moore's performance and individual performance during the year. Other than Janet Parker who received a discretionary bonus of $10,000 for services provided in 2004, no executive officer of the Company received bonus compensation for services provided in 2004 because the Company did not meet the pre-tax profit targets approved by the Compensation Committee.

        Stock Options. A.C. Moore uses its 2002 Stock Option Plan and its 1997 Employee, Director and Consultant Stock Option Plan (the "Option Plans") as long-term incentive plans for executive officers and key employees. The objectives of the Option Plans with respect to executive officers are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in A.C. Moore. The stock options component of the compensation program is also designed to create retention incentives through extended vesting.

        The Option Plans authorize the Compensation Committee to approve stock options to officers and key employees. Individual grant amounts to executive officers are based on internal factors, such as the size of prior grants and the level and degree of responsibility of the position held relative to other executive positions. In general under the Option Plans, options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and are exercisable according to an extended vesting schedule approved by the Compensation Committee at the time of grant. In 2004, 2003 and 2002, the Board of Directors granted options to purchase an aggregate of 215,875 shares, 322,375 shares and 312,300 shares, respectively of Common Stock under the Option Plans. These grants were approved by the Compensation Committee based upon recommendations of management. Information concerning the option grants to certain executive officers is set forth in the Summary Compensation Table.

        Policy with Respect to Section 162(m) of the Internal Revenue Code

        Generally, Section 162(m) of the Internal Revenue Code of 1986, and the regulations promulgated thereunder (collectively, "Section 162(m)"), denies a deduction to any publicly held corporation, such as A.C. Moore, for certain compensation exceeding $1,000,000 paid during a calendar year to the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain performance-based compensation. Where appropriate, the Compensation Committee has taken action to reduce the impact of this provision. For example, the Compensation Committee intends that the Option Plans qualify for the performance-based exclusion.

        Discussion of 2004 Compensation for the Chief Executive Officer

        In considering the compensation for Mr. Parker, the Chief Executive Officer, the Compensation Committee reviewed his existing compensation arrangements and the compensation levels of comparable retail companies. The Compensation Committee accordingly made the determination that the annual compensation for the Chief Executive Officer be established at $450,000 for 2004. In each of 2003 and 2002, the Compensation Committee had also established Mr. Parker's compensation at $450,000. Mr. Parker, as a major shareholder of A.C. Moore, elected not to participate in either the incentive compensation program or the Option Plans. Mr. Parker also elected to reduce his compensation to $280,000 for 2004 and $380,000 for 2003 and 2002.

        As part of his overall compensation package, Mr. Parker was also provided various life insurance policies.

                           THE COMPENSATION COMMITTEE

                            Richard Lesser (Chairman)
                                Michael J. Joyce
                                  Eli J. Segal

        SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation earned during each of the last three years by the Company's Chief Executive Officer and five other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") whose aggregate salaries and bonuses exceeded $100,000 for services rendered in all capacities to the Company during 2004:

                                                                  LONG TERM
                                                                 COMPENSATION
                                                                 ------------
                                          ANNUAL COMPENSATION     SECURITIES
                                         ---------------------    UNDERLYING      ALL OTHER
  NAME AND PRINCIPAL POSITION     YEAR     SALARY      BONUS        OPTIONS     COMPENSATION
-------------------------------   ----   ---------   ---------   ------------   ------------
Jack Parker....................   2004   $ 280,000   $      --             --   $     50,141(1)
Chief Executive Officer           2003     380,000          --             --         46,141
                                  2002     380,000          --             --         48,721

Lawrence H. Fine...............   2004   $ 350,000   $      --         50,000   $      1,500(2)
President and                     2003     350,000          --        100,000          1,500
Chief Operating Officer           2002     338,462      64,700        100,000          1,500

Leslie H. Gordon...............   2004   $ 244,625   $      --         15,000   $      1,500(2)
Executive Vice President and      2003     244,625          --         20,000          1,500
Chief Financial Officer           2002     237,500      57,250         20,000          1,500

Patricia A. Parker.............   2004   $ 215,000   $      --             --   $      1,500(2)
Executive Vice President,         2003     215,000          --         10,000          1,500
Merchandising                     2002     215,000      32,350         10,000         16,661

Janet Parker...................   2004   $ 175,000   $  10,000          7,500   $      1,500(2)
Executive Vice President,         2003     175,000          --          7,500          1,500
Merchandising and Marketing       2002     175,500      32,350          7,500          1,500

Jack Robinson..................   2004   $ 229,170   $      --          7,500   $      1,500(2)
Former Executive Vice             2003     220,000          --          7,500          1,500
President, Store Operations (3)

----------
(1) Includes (i) $48,641 of life insurance premiums paid by the Company in 2004 and (ii) $1,500 annual contribution by the Company pursuant to the Company's 401(k) Plan.
(2) Represents annual contribution by the Company pursuant to the Company's 401(k) Plan.
(3)  On December 19, 2004, Mr. Robinson resigned from the Company.

        OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth certain information concerning stock options granted during 2004 to the Named Executive Officers. The exercise price per share of each option was equal to the fair market value of the Common Stock at the grant date as determined by the Board of Directors.

                                                    INDIVIDUAL GRANTS
                                  -----------------------------------------------------
                                                    PERCENT OF
                                                       TOTAL                              POTENTIAL REALIZABLE VALUE
                                                      OPTIONS                             AT ASSUMED ANNUAL RATES OF
                                     NUMBER OF      GRANTED TO   EXERCISE                  STOCK PRICE APPRECIATION
                                     SECURITIES      EMPLOYEES    OR BASE                      FOR OPTION TERM (1)
                                     UNDERLYING      IN FISCAL     PRICE     EXPIRATION   --------------------------
             NAME                 OPTIONS GRANTED      YEAR      ($/SHARE)       DATE          5%           10%
-------------------------------   ---------------   ----------   ---------   ----------   -----------   ------------
Jack Parker....................                --           --          --           --            --             --
Lawrence H. Fine...............            50,000         23.2   $   21.95    8/26/2014   $   690,000   $  1,749,000
Leslie H. Gordon...............            15,000          6.9       21.95    8/26/2014       207,000        524,700
Patricia A. Parker.............                --           --          --           --            --             --
Janet Parker...................             7,500          3.5       21.95    8/26/2014       103,500        262,350
Jack Robinson..................             7,500          3.5       21.95    8/26/2014       103,500        262,350

----------
(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercise of stock options will depend on the future performance of the Common Stock.

        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

        The following table sets forth certain information concerning the number and value of unexercised options to purchase Common Stock held at the end of 2004 by the Named Executive Officers.

                                                                  NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-
                                                                 UNDERLYING UNEXERCISED         THE MONEY OPTIONS AT
                                 SHARES                        OPTIONS AT FISCAL YEAR END        FISCAL YEAR END (1)
                                ACQUIRED                      ---------------------------   ---------------------------
           NAME               ON EXERCISE   VALUE REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------   -----------   --------------    -----------   -------------   -----------   -------------
Jack Parker................            --               --             --              --            --              --
Lawrence H. Fine...........        47,499   $      854,109(2)     110,834         159,000   $ 1,198,743   $     808,997
Leslie H. Gordon...........        40,000          968,850         72,000          35,000     1,358,000         196,100
Patricia A. Parker.........            --               --         45,000          10,000       963,550          46,600
Janet Parker...............            --               --         92,500          15,000     2,074,775          86,400
Jack Robinson (3)..........        80,000        1,601,400          2,500          15,000         5,350          86,400

----------
(1) Based upon the latest reported sale price on the Nasdaq National Market on December 31, 2004 ($28.81 per share) less the option exercise price.
(2) Of the 47,499 shares acquired on exercise, Mr. Fine retained ownership of 9,933 shares with a value realized of $227,301.
(3) Mr. Robinson resigned from the Company on December 19, 2004. In March 2005, all of Mr. Robinson's unexercised options expired in connection with his resignation.

        2005 BONUS PLAN

        On April 19, 2005, the Compensation Committee approved the 2005 Bonus Plan, which is not set forth in a written agreement, for certain management-level employees, including the Named Executive Officers. Under the 2005 Bonus Plan, if the Company achieves certain pre-tax profit targets approved by the Compensation Committee, the Company will pay bonuses to eligible participants at pre-determined amounts which increase as the Company's pre-tax profit increases. The amounts paid to eligible participants vary based upon that participant's job responsibility. The pre-tax profit targets approved by the Compensation Committee are based on the Company's pre-tax profit before any potential impact from the expensing of stock-based compensation as a result of FASB Statement No. 123(R).

        SEVERANCE ARRANGEMENT

        The Company has agreed to pay Mr. Gordon a sum equal to one year of his then current salary if his employment is terminated by the Company without cause.

        STOCK OPTION PLANS

        The Company's stock option plans consist of the 2002 Stock Option Plan (the "2002 Plan") and the 1997 Employee, Director and Consultant Stock Option Plan (the "1997 Plan") (each, a "Plan" and together, the "Option Plans"). The purpose of the Option Plans is to encourage ownership of the Company's Common Stock by employees and directors of the Company (and by certain consultants in the case of the 1997 Plan) in order to attract such persons, induce them to work for the benefit of the Company and provide additional incentive for them to promote the success of the Company. Options granted under each Plan may be incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or options not intended to so qualify, except that incentive stock options may only be granted to employees. The maximum total number of shares of the Company's Common Stock for which awards may be granted under the 2002 Plan and 1997 Plan is 1,500,000 and 2,000,000 shares, respectively, subject to adjustment in a manner determined by the Compensation Committee of the Board of Directors to reflect changes in the Company's Common Stock. Payment of the exercise price for options granted under the Option Plans may be made in cash, shares of Common Stock or a combination of both. All options granted pursuant to the Plans are exercisable in accordance with a vesting schedule and prior to an expiration date, each of which are set at the time of the issuance of the option.

        As of December 31, 2004, there were options to purchase 787,253 and 643,879 shares of Common Stock outstanding under the 2002 Plan and 1997 Plan, respectively. Shares available for future grants under the 2002 Plan and 1997 Plan amounted to 845,460 and 7,309 shares, respectively, as of December 31, 2004.

        All, directors, officers and key employees (and certain consultants in the case of the 1997 Plan) are eligible to receive options under the Option Plans. The Options Plans are administered by the Compensation Committee or, at the option of the Board of Directors, the Board of Directors may administer the Option Plans. The Compensation Committee approves the optionees and determines the nature of the option granted, the number of shares subject to each option, the option vesting schedule and other terms and conditions of each option. The Compensation Committee may modify or amend each Plan, provided that without the consent of the participant, such action may not affect a participant's rights under previously granted options. With the consent of a participant, the Compensation Committee may amend outstanding options in a manner not inconsistent with the applicable Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consisted of Messrs. Bauer, Joyce, Lesser and Segal in 2004. No person who served as a member of the Compensation Committee during 2004 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2004, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

        OTHER RELATED TRANSACTIONS

        Richard J. Drake, a director of the Company, is a member of a law firm which the Company retained during 2004 and which the Company intends to retain during 2005. The Company paid fees to Mr. Drake's firm in the amount of $83,000 during 2004.

        As of December 31, 2004, the Company had a receivable based on premiums it has paid in years prior to 2003 for a split-dollar second-to-die life insurance policy on the lives of Jack Parker and Patricia A. Parker. In February 2005, Mr. Parker reimbursed the Company for the full amount of the receivable, $516,000.

                             STOCK PERFORMANCE GRAPH

        The following graph compares the yearly changes in the total return on the Company's Common Stock against two other measures of performance. The comparison is on a cumulative basis for the Company's last five fiscal years. The two other performance measures are the Nasdaq Stock Market Index and the Nasdaq Retail Trade Index. In each case, the Company assumed an initial investment of $100 on December 31, 1999. Dates on the following chart represent the last trading day of the indicated calendar year. The Company paid no dividends during such five-year period.

[CHART APPEARS HERE]

                                                 DECEMBER 31,
                                   ---------------------------------------
                                   1999   2000   2001   2002   2003   2004
                                   ----   ----   ----   ----   ----   ----
A.C. Moore                          100    141    507    437    662    990
Nasdaq Stock Market Index           100     60     48     33     49     54
The NASDAQ Retail Trade Index       100     61     85     72    100    127

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) reports they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during 2004, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than ten-percent beneficial owners were complied with during 2004, except that one option grant to Janet Parker and one discretionary transaction pursuant to the Company's 401(k) Plan by Lawrence H. Fine were not reported on timely-filed Forms 4. Each transaction was subsequently reported on a Form 5.

                              SHAREHOLDER PROPOSALS

        Under the Company's bylaws, shareholder proposals with respect to the 2006 annual meeting of shareholders, including nominations for directors, which have not been previously approved by the Board of Directors must be submitted to the Secretary of the Company not later than December 28, 2005. Any such proposals must be in writing and sent either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid to A.C. Moore Arts & Crafts, Inc., 130 A.C. Moore Drive, Berlin, New Jersey 08009,
Attention: Secretary of the Company. Each nomination or proposal must include the information required by the bylaws. All late or nonconforming nominations or proposals will be rejected.

        Shareholder proposals for the 2006 annual meeting of shareholders must be submitted to A.C. Moore by December 28, 2005 to receive consideration for inclusion in A.C. Moore's proxy statement relating to the 2006 annual meeting of shareholders. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

        In addition, shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's 2006 annual meeting of shareholders is December 28, 2005. As to all such matters which the Company does not have notice on or prior to December 28, 2005, discretionary authority shall be granted to the persons designated in the Company's proxy statement related to the 2006 annual meeting of shareholders to vote on such proposal.

                                   PROPOSAL 2

                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        A.C. Moore's independent registered public accountants for the year ended December 31, 2004 was the firm of PricewaterhouseCoopers. The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers, independent registered public accountants, to serve as A.C. Moore's independent registered public accountants for the year ending December 31, 2005. Shareholders will be asked to ratify this appointment. Although action by the shareholders on this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of the appointment of independent registered public accountants to provide a forum for shareholders to express their views with regard to the Audit Committee's appointment. If the shareholders do not ratify the appointment of PricewaterhouseCoopers, the selection of the independent registered public accountants may be reconsidered by the Audit Committee; provided, however, the Audit Committee retains the right to continue to engage PricewaterhouseCoopers. Notwithstanding the ratification of PricewaterhouseCoopers as the Company's independent registered public accountants for the year ending December 31, 2005, the Audit Committee retains the right to replace PricewaterhouseCoopers at any time without shareholder approval. A representative of PricewaterhouseCoopers is expected to be present at the Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers as of or for the years ended December 31, 2004 and 2003 were:

            SERVICES RENDERED (1)                            2004        2003
            ------------------------------------------    ---------   ---------
            Audit Fees................................    $ 815,650   $ 213,500
            Audit Related Fees........................       38,300      33,000
            Tax Fees..................................       42,009      20,491
            All Other Fees............................           --          --
                                                          ---------   ---------
            Total.....................................    $ 895,959   $ 266,991
                                                          =========   =========

----------
(1) The aggregate fees included in Audit fees are fees billed for the fiscal years. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

        Audit fees for the years ended December 31, 2004 and 2003, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, quarterly reviews, issuance of consents, and assistance with review of documents filed with the SEC. Audit fees for the year ended December 31, 2004 include fees related to the attestation of the Company's internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002.

        Audit related fees for the years ended December 31, 2004 and 2003 were for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."

        Tax fees for the years ended December 31, 2004 and 2003 were for services relating to tax advice and tax planning other than those directly related to the audit of the income tax accrual.

        The Audit Committee has considered and determined that the services provided by PricewaterhouseCoopers are compatible with PricewaterhouseCoopers maintaining its independence.

        The Audit Committee has adopted a policy that requires advance approval of all audit, audit related, tax services and other services performed by the independent registered public accountants. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accountants are engaged to perform it. The Audit Committee pre-approved all of the audit and non-audit services provided to the Company by PricewaterhouseCoopers in fiscal years 2004 and 2003.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF PROPOSAL 2.

                                  OTHER MATTERS

        A.C. Moore is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company did not receive notice by December 27, 2004 were to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                                  HOUSEHOLDING

        In order to reduce printing costs and postage fees, the Company has adopted the process called "householding" for mailing its annual report and proxy statement to "street name holders," which refers to shareholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of the Company's annual report and proxy statement, unless the Company receives contrary instructions from a street name holder at that address. The Company will continue to mail a proxy card to each shareholder of record.

        If you prefer to receive multiple copies of the Company's proxy statement and annual report at the same address, you may obtain additional copies by writing to A.C. Moore Arts & Crafts, Inc. Attention: Leslie H. Gordon, Executive Vice President and Chief Financial Officer, 130 A.C. Moore Drive, Berlin, New Jersey 08009 or by calling (856) 768-4930, ext. 109. Eligible shareholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting the Company in the same manner.

                   ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

        This Proxy Statement is accompanied by A.C. Moore's 2004 Annual Report to Shareholders which includes a copy of A.C. Moore's Annual Report on Form 10-K for the year ended December 31, 2004.

                                      By Order of the Board of Directors


                                      Janet Parker
                                      Secretary

Berlin, New Jersey
April 26, 2005

                                                                      Appendix A
                                                                   Form of Proxy

                         A.C. MOORE ARTS & CRAFTS, INC.
                               BERLIN, NEW JERSEY

           PROXY FOR 2005 ANNUAL MEETING OF SHAREHOLDERS, JUNE 2, 2005

 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF A.C. MOORE ARTS & CRAFTS, INC.

        The undersigned hereby constitutes and appoints Jack Parker and William Kaplan, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the annual meeting of shareholders of A.C. Moore Arts & Crafts, Inc. to be held on the 2nd day of June, 2005 and at any postponement or adjournment thereof, and to vote all of the shares of A.C. Moore Arts & Crafts, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

        THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR EACH PROPOSAL LISTED ON THIS PROXY CARD.

        BOTH PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

(1)     The election of 01 - Lawrence H. Fine, 02 - Richard Lesser and
03 - Eli J. Segal as Class C directors of the Company to hold office for a term of three years and until each of their respective successors is duly elected and qualified.

                                                  (INSTRUCTION: TO WITHHOLD
  FOR all nominees         WITHHOLD AUTHORITY     AUTHORITY TO VOTE FOR ANY
  listed above (except     to vote for the        INDIVIDUAL NOMINEE, WRITE THAT
  as marked to the         nominees listed        NOMINEE'S NAME IN THE SPACE
  contrary at right.)      above.                 PROVIDED BELOW.)

        [ ]                [ ]                    ______________________________

--------------------------------------------------------------------------------
                                    cut here

       (Continued and to be marked, signed and dated on the reverse side)

(2) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the year ending December 31, 2005, as more fully described in the accompanying Proxy Statement.

        FOR                AGAINST                ABSTAIN

        [ ]                  [ ]                    [ ]

                                    Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated
                                    April 26, 2005 and the Company's 2004 Annual
                                    Report to Shareholders is hereby
                                    acknowledged.

                                    -------------------------------------
                                    Signature

                                    -------------------------------------
                                    Signature

                                    Dated:
                                          -------------------------------

                                    Please sign exactly as your name or names appear hereon, including any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                             POSTAGE PAID ENVELOPE.

--------------------------------------------------------------------------------
                                    cut here

                             YOUR VOTE IS IMPORTANT
                        VOTE TODAY IN ONE OF THREE WAYS:

1. VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

     Call toll-free in the U.S. or Canada at
     1-866-626-4508 on a touch-tone telephone

     OR

2.   VOTE BY INTERNET:
     Log-on to www.votestock.com
     Enter your control number printed below
     Vote your proxy by checking the appropriate boxes
     Click on "Accept Vote"

     OR

3. VOTE BY MAIL: If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

                             YOUR CONTROL NUMBER IS:

                             -----------------------

      You may vote by telephone or Internet 24 hours a day, 7 days a week.
         Telephone and Internet voting is available through 11:59 p.m.,
                     Eastern Daylight Time, on June 1, 2005.
   Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.